UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21064

ALLIANCEBERNSTEIN GLOBAL

GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2010

Date of reporting period: December 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Growth Fund

December 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 18, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Growth Fund (the “Fund”) for the semi-annual reporting period ended December 31, 2009.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors.

Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund invests in both developed and emerging market countries. Geographic distribution of the Fund’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-150 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index (net), for the six- and 12-month periods ended December 31, 2009.

The Fund’s Class A shares without sales charges outperformed the benchmark for the six-month period ended December 31, 2009. Performance was driven mainly by security selection within the technology and consumer growth sectors. Security selection within the finance sector modestly detracted. Sector selection was negative during the six-month period, due to an underweight position in finance and an overweight position in health care.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	1

Among the Fund’s holdings, leading online-retailer Amazon.com reported surprisingly robust third-quarter results, which reflected stronger business trends across every line of business and market share gains. Positive fiscal second-quarter results lifted US-based oilfield equipment manufacturer Cameron International. The company’s order book also held up better than expected. Meanwhile, diversified miner Xstrata advanced amid continued market optimism about the natural resource outlook in general, and for copper specifically.

A finance sector-wide correction during the second half of the fourth quarter of 2009 dragged down Swiss-based diversified financial and growth holding Credit Suisse. In addition, investors were concerned about potentially tighter regulations over Swiss private banks due to increasing pressure on banking secrecy rules.

Biopharmaceutical Gilead Sciences was hurt by negative trial data for its pipeline drug for hypertension, which forced it to cancel further development. Lastly, online and console games publisher Activision Blizzard declined amid concerns over the broader retail outlook and, more specifically, the likely shift of three title launches from 2009 into 2010, prompting some near-term earnings downgrades.

On a country level, an underweight position in Japan added significantly to the Fund’s performance. An underweight position in Canada and an overweight position in the UK were also positive factors. On the negative side, an underweight position in France and an overweight position in China detracted modestly. Security selection was positive in Japan, China and the US. Detracting from performance was weak security selection within the UK and Switzerland.

For the 12-month period ended December 31, 2009, the Fund’s Class A shares without sales charges outperformed the benchmark. Security selection was a significant contributor to returns, particularly within the consumer growth and technology sectors. Sector selection detracted modestly from performance, with an overweight position in health care and an underweight position in energy/natural resources detracting the most.

As in the six-month period, positive second-quarter results lifted Cameron International. US private equity firm Blackstone advanced after its portfolio of company holdings returned better profits than anticipated, while fees on assets under management rebounded. US eye-care company Alcon outperformed following positive earnings revisions and the pending sale of Nestlé’s 52% ownership stake in Alcon to Novartis.

On the negative side, the Fund’s underweight position in Bank of America detracted, as shares rose during the second half of 2009 due to hopes that it would repay government support funds. Likewise, while the Fund was overweight in the diversified financial JPMorgan Chase during the annual period, an underweight position at the end of the first quarter

2	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

detracted as the company strengthened on improved market sentiment and signs of stabilization in the global financial sector. Lastly, discount retailer Wal-Mart pulled back because of profit taking after the company’s strong performance during the first quarter.

On a country level, an underweight position in Japan and an overweight position in China were key contributors to the Fund’s performance. Underweight positions in Singapore and Canada detracted moderately. Security selection was successful in Switzerland and China during the annual reporting period. On the other hand, security selection in France and Germany were negative factors.

Market Review and Investment Strategy

Global equities rose 29.99%, as measured by the MSCI World Index (net) in US dollar terms, during 2009. Initially, the challenging economic environment carried over from the second half of 2008 through the first quarter of 2009, and asset prices in many markets continued to fall as policymakers scrambled to combat the severe global economic slowdown.

Capital markets rebounded in the second quarter of 2009 based on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression. The global recovery continued in the third quarter, amid encouraging macro and earnings data. Global equities remained strong into the fourth quarter, driven by positive macroeconomic reports, better-than-expected earnings and increased mergers and acquisitions activity.

Although the Fund’s Global Growth Portfolio Oversight Group (the “Group”) increased the Fund’s exposure to cyclically sensitive stocks in 2009, the Group’s focus has remained on finding companies with sound growth fundamentals regardless of sector or cyclicality. In technology, the Fund’s largest overweight, the Group progressed from an emphasis on early cyclicals to a focus on companies that are closer to the end user. Financials remain the Fund’s largest underweight, but the Group continues to believe that investors underestimate the potential of high-quality survivors.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Fund may invest a significant portion of its assets in foreign securities, which can be more volatile than US securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as those presented by illiquid securities or thinly traded markets, company management risks, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the US. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. The Fund can invest in small-cap and mid-cap companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

be more volatile than investments in large-cap or mid-cap companies. A fund’s investments in smaller-capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. A Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. When a Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Global Growth Fund
Class A	24.83%	32.39%

Class B*	24.32%	31.60%

Class C	24.35%	31.64%

Advisor Class†	25.00%	32.93%

Class R†	24.74%	32.34%

Class K†	24.85%	32.55%

Class I†	25.00%	32.97%

MSCI World Index (Net)	22.23%	29.99%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

    Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	32.39%	26.75%
5 Years	-1.74%	-2.59%
Since Inception*	4.69%	4.09%

Class B Shares
1 Year	31.60%	27.60%
5 Years	-2.39%	-2.39%
Since Inception*	3.98%	3.98%

Class C Shares
1 Year	31.64%	30.64%
5 Years	-2.41%	-2.41%
Since Inception*	3.97%	3.97%

Advisor Class Shares†
1 Year	32.93%	32.93%
5 Years	-1.42%	-1.42%
Since Inception*	5.02%	5.02%

Class R Shares†
1 Year	32.34%	32.34%
5 Years	-1.87%	-1.87%
Since Inception*	0.65%	0.65%

Class K Shares†
1 Year	32.55%	32.55%
Since Inception*	-1.90%	-1.90%

Class I Shares†
1 Year	32.97%	32.97%
Since Inception*	-1.63%	-1.63%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.75%, 2.84%, 2.82%, 1.73%, 2.24%, 2.03% and 1.84% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2009)
SEC Returns

Class A Shares
1 Year	26.75%
5 Years	-2.59%
Since Inception*	4.09%

Class B Shares
1 Year	27.60%
5 Years	-2.39%
Since Inception*	3.98%

Class C Shares
1 Year	30.64%
5 Years	-2.41%
Since Inception*	3.97%

Advisor Class Shares†
1 Year	32.93%
5 Years	-1.42%
Since Inception*	5.02%

Class R Shares†
1 Year	32.34%
5 Years	-1.87%
Since Inception*	0.65%

Class K Shares†
1 Year	32.55%
Since Inception*	-1.90%

Class I Shares†
1 Year	32.97%
Since Inception*	-1.63%

*	Inception Dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

8	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2009		Ending Account Value December 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,248.25	$1,017.64	$8.50	$7.63
Class B	$1,000	$1,000	$1,243.24	$1,014.12	$12.44	$11.17
Class C	$1,000	$1,000	$1,243.54	$1,014.12	$12.44	$11.17
Advisor Class	$1,000	$1,000	$1,250.00	$1,019.16	$6.81	$6.11
Class R	$1,000	$1,000	$1,247.36	$1,016.64	$9.63	$8.64
Class K	$1,000	$1,000	$1,248.55	$1,017.90	$8.22	$7.37
Class I	$1,000	$1,000	$1,250.00	$1,019.16	$6.81	$6.11

*	Expenses are equal to the classes’ annualized expense ratios of 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $52.9

*	All data are as of December 31, 2009. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent less than 1.1% weightings in the following countries: Canada, Denmark, Hong Kong, India, Israel, Mexico, Norway, Sweden and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
The Goldman Sachs Group, Inc.	$911,736	1.7%
Google, Inc. – Class A	836,973	1.6
Industrial & Commercial Bank of China Ltd. – Class H	817,799	1.5
Microsoft Corp.	792,740	1.5
Credit Suisse Group AG	789,541	1.5
Apple, Inc.	772,802	1.5
JPMorgan Chase & Co.	712,557	1.3
Merck & Co., Inc.	701,568	1.3
Roche Holding AG	665,582	1.3
Standard Chartered PLC	661,998	1.3
	$7,663,296	14.5%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Information Technology – 19.6%
Communications Equipment – 2.4%
Cisco Systems, Inc.(a)	24,358	$583,131
Juniper Networks, Inc.(a)	8,800	234,696
QUALCOMM, Inc.	6,300	291,438
Research In Motion Ltd.(a)	1,400	94,556
Tandberg ASA	3,418	97,209

		1,301,030

Computers & Peripherals – 5.0%
Apple, Inc.(a)	3,665	772,802
Dell, Inc.(a)	14,600	209,656
EMC Corp.(a)	18,900	330,183
Hewlett-Packard Co.	10,700	551,157
International Business Machines Corp.	2,100	274,890
NetApp, Inc.(a)	7,600	261,364
Toshiba Corp.(a)	41,000	227,505

		2,627,557

Electronic Equipment, Instruments & Components – 1.3%
Amphenol Corp. – Class A	4,900	226,282
HON HAI Precision Industry Co. Ltd.	40,712	190,396
Keyence Corp.	650	134,903
LG Display Co. Ltd.(a)	4,000	135,242

		686,823

Internet Software & Services – 1.9%
Google, Inc. – Class A(a)	1,350	836,973
Tencent Holdings Ltd.	7,000	151,574

		988,547

IT Services – 1.3%
Cognizant Technology Solutions Corp. – Class A(a)	5,100	231,030
Visa, Inc. – Class A	5,400	472,284

		703,314

Office Electronics – 0.5%
Canon, Inc.	6,300	267,992

Semiconductors & Semiconductor Equipment – 2.6%
Arm Holdings PLC	26,692	76,218
ASML Holding NV	7,965	271,940
Broadcom Corp. – Class A(a)	6,900	217,005
Intel Corp.	24,000	489,600
Linear Technology Corp.	4,800	146,592
Samsung Electronics Co. Ltd.	287	196,804

		1,398,159

12	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 4.6%
Activision Blizzard, Inc.(a)	30,300	$336,633
Adobe Systems, Inc.(a)	5,308	195,228
Microsoft Corp.	26,000	792,740
Oracle Corp.	19,400	476,076
Red Hat, Inc.(a)	6,700	207,030
Salesforce.com, Inc.(a)	2,685	198,072
VMware, Inc. – Class A(a)	4,900	207,662

		2,413,441

		10,386,863

Financials – 17.5%
Capital Markets – 6.8%
The Blackstone Group LP	32,900	431,648
Credit Suisse Group AG(b)	15,937	789,541
Franklin Resources, Inc.	6,100	642,635
The Goldman Sachs Group, Inc.	5,400	911,736
Julius Baer Group Ltd.	6,408	225,359
Macquarie Group Ltd.	8,517	364,922
Man Group PLC	46,100	227,520

		3,593,361

Commercial Banks – 6.1%
Banco Santander Central Hispano SA	29,279	483,826
BNP Paribas SA	4,330	343,447
HSBC Holdings PLC	55,697	635,411
Industrial & Commercial Bank of China Ltd. – Class H	993,000	817,799
Itau Unibanco Holding SA	12,362	274,719
Standard Chartered PLC	26,222	661,998

		3,217,200

Diversified Financial Services – 2.3%
BM&F BOVESPA SA	8,384	58,991
CME Group, Inc. – Class A	1,280	430,016
JP Morgan Chase & Co.	17,100	712,557

		1,201,564

Insurance – 1.6%
China Life Insurance Co. Ltd. – Class H	78,000	382,173
QBE Insurance Group Ltd.	21,313	486,371

		868,544

Thrifts & Mortgage Finance – 0.7%
Housing Development Finance Corp.	6,540	375,892

		9,256,561

Health Care – 11.7%
Biotechnology – 2.7%
Amgen, Inc.(a)	7,100	401,647
Celgene Corp.(a)	2,600	144,768
Gilead Sciences, Inc.(a)	10,600	458,768
Vertex Pharmaceuticals, Inc.(a)	9,700	415,645

		1,420,828

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 3.1%
Alcon, Inc.	3,158	$519,017
Baxter International, Inc.	9,800	575,064
Covidien PLC	10,968	525,258

		1,619,339

Health Care Providers & Services – 1.7%
Fresenius Medical Care AG & Co. KGaA	7,227	383,371
Medco Health Solutions, Inc.(a)	8,200	524,062

		907,433

Pharmaceuticals – 4.2%
Merck & Co., Inc.	19,200	701,568
Roche Holding AG	3,892	665,582
Shire PLC	19,688	384,702
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	8,800	494,384

		2,246,236

		6,193,836

Consumer Discretionary – 11.1%
Auto Components – 0.9%
Bridgestone Corp.	13,300	234,610
Johnson Controls, Inc.	9,200	250,608

		485,218

Automobiles – 2.0%
Bayerische Motoren Werke AG	5,604	255,107
Honda Motor Co. Ltd.	10,000	339,287
Hyundai Motor Co.(a)	1,900	196,672
Volkswagen AG	2,801	264,210

		1,055,276

Distributors – 0.6%
Li & Fung Ltd.	82,000	337,447

Hotels, Restaurants & Leisure – 1.1%
Carnival PLC(a)	13,998	476,887
Ctrip.com International Ltd. (ADR)(a)	1,200	86,232

		563,119

Internet & Catalog Retail – 1.2%
Amazon.Com, Inc.(a)	4,500	605,340

Media – 2.9%
Comcast Corp. – Class A	14,900	251,214
Eutelsat Communications	3,694	118,518
Time Warner, Inc.	11,800	343,852
The Walt Disney Co.	12,800	412,800
WPP PLC	39,069	382,107

		1,508,491

Multiline Retail – 0.6%
Kohl’s Corp.(a)	5,800	312,794

Specialty Retail – 1.6%
Belle International Holdings Ltd.	278,000	322,055
Lowe’s Cos, Inc.	23,200	542,648

		864,703

14	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.2%
LVMH Moet Hennessy Louis Vuitton SA	1,129	$126,592

		5,858,980

Energy – 11.0%
Energy Equipment & Services – 2.8%
Cameron International Corp.(a)	15,000	627,000
Cie Generale de Geophysique-Veritas(a)	10,102	214,735
Petroleum Geo-Services ASA(a)	11,534	132,041
Schlumberger Ltd.	8,400	546,756

		1,520,532

Oil, Gas & Consumable Fuels – 8.2%
BG Group PLC	23,385	422,246
BP PLC	47,439	458,080
China Coal Energy Co. – Class H	219,000	396,275
China Shenhua Energy Co. Ltd. – Class H	54,000	262,133
CNOOC Ltd.	186,000	289,302
Exxon Mobil Corp.	5,904	402,594
Occidental Petroleum Corp.	6,800	553,180
OGX Petroleo e Gas Participacoes SA	15,500	152,240
Oil Search Ltd.	30,979	169,851
Petroleo Brasileiro SA (Sponsored ADR) (Preference Shares)	5,700	241,623
Regal Petroleum PLC(a)	26,500	34,105
Tullow Oil PLC	16,549	347,205
Woodside Petroleum Ltd.	14,385	606,647

		4,335,481

		5,856,013

Industrials – 10.2%
Aerospace & Defense – 1.6%
BAE Systems PLC	52,969	306,568
United Technologies Corp.	8,000	555,280

		861,848

Air Freight & Logistics – 0.8%
FedEx Corp.	4,900	408,905

Airlines – 0.2%
Continental Airlines, Inc. – Class B(a)	7,900	141,568

Electrical Equipment – 1.6%
ABB Ltd.	17,810	343,187
Cooper Industries Ltd. – Class A	6,400	272,896
Trina Solar Ltd. (Sponsored ADR)(a)	2,500	134,925
Vestas Wind Systems A/S(a)	1,706	103,866

		854,874

Industrial Conglomerates – 1.6%
3M Co.	1,500	124,005
General Electric Co.	14,700	222,411
Siemens AG(b)	5,316	487,854

		834,270

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 2.8%
Danaher Corp.	3,600	$270,720
Deere & Co.	7,500	405,675
Ingersoll-Rand PLC	7,900	282,346
Komatsu Ltd.	11,800	247,023
SKF AB	16,023	276,295

		1,482,059

Road & Rail – 0.5%
Union Pacific Corp.	4,000	255,600

Trading Companies & Distributors – 1.1%
Mitsubishi Corp.	23,600	587,843

		5,426,967

Consumer Staples – 8.3%
Beverages – 2.6%
Anheuser-Busch InBev NV	11,102	574,719
Asahi Breweries Ltd.	16,400	302,045
Pepsico, Inc.	8,700	528,960

		1,405,724

Food & Staples Retailing – 2.8%
Costco Wholesale Corp.	7,900	467,443
Tesco PLC	85,599	590,530
Wal-Mart Stores, Inc.	7,700	411,565

		1,469,538

Food Products – 2.3%
Bunge Ltd.	4,000	255,320
General Mills, Inc.	4,600	325,726
Nestle SA(b)	12,665	614,678

		1,195,724

Household Products – 0.6%
Procter & Gamble Co.	5,100	309,213

		4,380,199

Materials – 6.9%
Chemicals – 1.1%
Orica Ltd.	11,387	264,748
Yara International ASA	6,478	293,422

		558,170

Construction Materials – 0.4%
CRH PLC (London)	7,872	215,169

Metals & Mining – 5.4%
African Minerals Ltd.(a)	14,201	85,246
Aluminum Corp. of China Ltd. – Class H(a)	238,000	259,563
ArcelorMittal (Euronext Amsterdam)	11,896	543,722
Freeport-McMoRan Copper & Gold, Inc.(a)	7,000	562,030
Lynas Corp. Ltd.(a)	150,000	73,577
Rio Tinto PLC	8,200	442,774
Vale SA (Sponsored ADR)	19,700	571,891
Xstrata PLC(a)	18,761	334,623

		2,873,426

		3,646,765

16	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 0.9%
Clearwire Corp. – Class A(a)	15,100	$102,076
Telefonica SA	12,299	344,237

		446,313

Wireless Telecommunication Services – 0.8%
America Movil SAB de CV Series L (ADR)	3,200	150,336
Vodafone Group PLC	126,874	293,804

		444,140

		890,453

Utilities – 1.1%
Multi-Utilities – 1.1%
PG&E Corp.	7,600	339,340
RWE AG	2,770	268,808

		608,148

Total Common Stocks (cost $42,850,827)		52,504,785

WARRANTS – 0.1%
Information Technology – 0.1%
Electronic Equipment, Instruments & Components – 0.1%
Hon Hai Precision, Credit Suisse, expiring 11/05/10(a) (cost $20,036)	5,000	23,610

RIGHTS - 0.0%
Telecommunication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Clearwire Corp.(a) (cost $0)	15,100	6,040

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c) (cost $485,733)	485,733	485,733

Total Investments – 100.1% (cost $43,356,596)		53,020,168
Other assets less liabilities – (0.1)%		(57,478)

Net Assets – 100.0%		$52,962,690

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	17

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 2/17/10	6,055	$5,494,368	$5,415,108	$(79,260)
British Pound settling 2/17/10	411	683,690	663,675	(20,015)
British Pound settling 2/17/10	411	672,322	663,675	(8,647)
Canadian Dollar settling 2/17/10	3,108	2,900,688	2,971,788	71,100
Canadian Dollar settling 2/17/10	1,626	1,562,425	1,554,739	(7,686)
Euro Dollar settling 2/17/10	2,204	3,271,771	3,159,358	(112,413)
Japanese Yen settling 2/17/10	38,388	436,917	412,265	(24,652)
Japanese Yen settling 2/17/10	87,506	995,960	939,766	(56,194)
New Zealand Dollar settling 2/17/10	3,974	2,855,796	2,876,225	20,429
Norwegian Krone settling 2/17/10	16,223	2,835,098	2,796,622	(38,476)
Swiss Francs settling 2/17/10	367	358,223	354,873	(3,350)

Sale Contracts:
Australian Dollar settling 2/17/10	379	341,782	338,947	2,835
British Pound settling 2/17/10	653	1,063,887	1,054,452	9,435
Euro Dollar settling 2/17/10	1,644	2,422,713	2,356,617	66,096
Japanese Yen settling 2/17/10	38,388	434,342	412,266	22,076
New Zealand Dollar settling 2/17/10	302	214,257	218,576	(4,319)
Swiss Franc settling 2/17/10	2,480	2,439,312	2,398,053	41,259
Swiss Franc settling 2/17/10	227	222,933	219,499	3,434

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate market value of these securities amounted to $1,892,073 or 3.6% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

LP – Limited Partnership

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $42,870,863)	$52,534,435
Affiliated issuers (cost $485,733)	485,733
Foreign currencies, at value (cost $118,730)	120,245
Unrealized appreciation of forward currency exchange contracts	236,664
Dividends and interest receivable	131,822
Receivable for capital stock sold	107,127
Other assets	7,359

Total assets	53,623,385

Liabilities
Unrealized depreciation of forward currency exchange contracts	355,012
Payable for capital stock redeemed	187,760
Custody payable	47,252
Audit payable	34,410
Administrative fee payable	25,311
Transfer Agent fee payable	6,097
Distribution fee payable	3,568
Advisory fee payable	721
Accrued expenses and other liabilities	564

Total liabilities	660,695

Net Assets	$52,962,690

Composition of Net Assets
Capital stock, at par	$4,888
Additional paid-in capital	92,839,191
Distributions in excess of net investment income	(211,242)
Accumulated net realized loss on investment and foreign currency transactions	(49,217,628)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	9,547,481

$52,962,690

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$4,572,102	426,708	$10.71	*

B	$1,013,294	100,138	$10.12

C	$1,680,730	166,318	$10.11

Advisor	$44,972,350	4,127,095	$10.90

R	$22,133	2,081	$10.64

K	$694,607	64,626	$10.75

I	$7,474	689	$10.85

*	The maximum offering price per share for Class A shares was $11.19, which reflects a sales charge 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2009 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $7,005)	$398,311
Affiliated issuers	648	$398,959

Expenses
Advisory fee (see Note B)	207,120
Distribution fee—Class A	6,513
Distribution fee—Class B	4,379
Distribution fee—Class C	8,363
Distribution fee—Class R	45
Distribution fee—Class K	877
Transfer agency—Class A	3,287
Transfer agency—Class B	1,066
Transfer agency—Class C	1,486
Transfer agency—Advisor Class	35,976
Transfer agency—Class R	11
Transfer agency—Class K	472
Custodian	84,405
Administrative	51,469
Registration fees	46,883
Audit	31,128
Directors’ fees	25,174
Legal	22,660
Printing	10,920
Miscellaneous	6,785

Total expenses	549,019
Less: expense waived and reimbursed by the Adviser (see Note B)	(197,451)

Net expenses		351,568

Net investment income		47,391

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		442,327
Foreign currency transactions		1,620,624
Net change in unrealized appreciation/ depreciation of:
Investments		10,324,802
Foreign currency denominated assets and liabilities		(323,607)

Net gain on investment and foreign currency transactions		12,064,146

Net Increase in Net Assets from Operations		$12,111,537

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2009 (unaudited)		Year Ended June 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$47,391		$498,096
Net realized gain (loss) on investment and foreign currency transactions	2,062,951		(51,420,628)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	10,001,195		(389,378)

Net increase (decrease) in net assets from operations	12,111,537		(51,311,910)
Distributions to Shareholders from Net realized gain on investment and foreign currency transactions
Class A	– 0	–	(114,227)
Class B	– 0	–	(26,164)
Class C	– 0	–	(40,376)
Advisor Class	– 0	–	(1,221,573)
Class R	– 0	–	(214)
Class K	– 0	–	(10,416)
Class I	– 0	–	(110,268)
Capital Stock Transactions
Net decrease	(7,343,697)		(52,436,562)

Total increase (decrease)	4,767,840		(105,271,710)
Net Assets
Beginning of period	48,194,850		153,466,560

End of period (including distributions in excess of net investment income $(211,242) and $(258,633), respectively)	$52,962,690		$48,194,850

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Growth Fund, Inc. (the “Fund”) formerly known as AllianceBernstein Global Research Growth Fund, Inc., was organized under the laws of the State of Maryland on March 22, 2002. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

22	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosures requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	23

Notes to Financial Statements

observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2009:

Investments in Securities	Level 1		Level 2		Level 3			Total
Common Stock:
Information Technology	$8,748,876		$1,637,987		$	– 0	–	$10,386,863
Financials	3,687,662		5,568,899			– 0	–	9,256,561
Health Care	4,236,119		1,957,717			– 0	–	6,193,836
Consumer Discretionary	2,805,488		3,053,492			– 0	–	5,858,980
Energy	2,281,770		3,574,243			– 0	–	5,856,013
Industrials	3,074,331		2,352,636			– 0	–	5,426,967
Consumer Staples	2,042,907		2,337,292			– 0	–	4,380,199
Materials	1,576,695		2,070,070			– 0	–	3,646,765
Telecommunication Services	252,412		638,041			– 0	–	890,453
Utilities	339,340		268,808			– 0	–	608,148
Warrants	– 0	–	– 0	–		23,610		23,610
Rights	6,040		– 0	–		– 0	–	6,040
Short-Term Investments	485,733		– 0	–		– 0	–	485,733

Total Investments in Securities	29,537,373		23,459,185	†		23,610		53,020,168
Other Financial Instruments*
Assets	– 0	–	236,664			– 0	–	236,664
Liabilities	– 0	–	(355,012)			– 0	–	(355,012)

Total	$29,537,373		$23,340,837			$23,610		$52,901,820

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

24	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

	Warrants
Balance as of 6/30/09	$	– 0	–
Accrued discounts /premiums		– 0	–
Realized gain (loss)		1,045
Change in unrealized appreciation/depreciation		3,575
Net purchases (sales)		18,990
Net transfers in and/or out of Level 3		– 0	–

Balance as of 12/31/09		$23,610

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09		$3,575	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	25

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Effective February 2, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2009, such reimbursement amounted to $197,451.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For six months ended December 31, 2009, such fee amounted to $51,469.

26	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $17,665 for the six months ended December 31, 2009.

For the six months ended December 31, 2009, there was no reduction to expenses of Class A, Class B, Class C and Adviser Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $337 from the sales of Class A shares and received $31, $906 and $35 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2009 is as follows:

Market Value June 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2009 (000)	Dividend Income (000)
$ – 0 –	$12,507	$12,021	$486	$1

Brokerage commissions paid on investment transactions for the six months ended December 31, 2009, amounted to $60,468, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	27

Notes to Financial Statements

Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares and .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $24,764, $79,018, $1,854 and $11,317 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$28,350,511		$37,827,468
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$10,219,720
Gross unrealized depreciation	(556,148)

Net unrealized appreciation	$9,663,572

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

28	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statementss

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used is:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

At December 31, 2009, the Fund had entered into the following derivatives (not designated as hedging instruments under “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives		Liability Derivatives
Derivatives not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$236,664	Unrealized depreciation of forward currency exchange contracts	$355,012

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	29

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,659,689	$ (313,604)

For the six months ended December 31, 2009, the average monthly principal amount of forward currency exchange contracts was $30,423,801.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

30	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

NOTE E

Capital Stock

Class A, Class B, Class C, Class R & Advisor Class each consists of 6,000,000,000 authorized shares. Class K & I each consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2009 (unaudited)		Year Ended June 30, 2009	Six Months Ended December 31, 2009 (unaudited)		Year Ended June 30, 2009

Class A
Shares sold	62,228		293,755	$638,806		$2,845,615

Shares issued in reinvestment of dividends and distributions	– 0	–	13,157	– 0	–	107,234

Shares converted from Class B	2,193		12,028	22,563		112,606

Shares redeemed	(83,136)		(3,427,143)	(836,959)		(43,786,799)

Net decrease	(18,715)		(3,108,203)	$(175,590)		$(40,721,344)

Class B
Shares sold	27,621		23,961	$268,599		$209,308

Shares issued in reinvestment of distributions	– 0	–	3,171	– 0	–	24,607

Shares converted to Class A	(2,320)		(12,647)	(22,563)		(112,606)

Shares redeemed	(16,826)		(66,236)	(161,500)		(616,662)

Net increase (decrease)	8,475		(51,751)	$84,536		$(495,353)

Class C
Shares sold	14,692		76,915	$136,497		$632,584

Shares issued in reinvestment of distributions	– 0	–	4,855	– 0	–	37,622

Shares redeemed	(34,561)		(95,951)	(323,512)		(855,836)

Net decrease	(19,869)		(14,181)	$(187,015)		$(185,630)

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	31

Notes to Financial Statements

	Shares			Amount
	Six Months Ended December 31, 2009 (unaudited)		Year Ended June 30, 2009	Six Months Ended December 31, 2009 (unaudited)			Year Ended June 30, 2009

Advisor Class
Shares sold	626,822		1,822,304		$6,237,341		$16,174,099

Shares issued in reinvestment of dividends and distributions	– 0	–	147,246		– 0	–	1,216,249

Shares redeemed	(1,259,461)		(3,274,865)		(13,248,759)		(30,133,506)

Net decrease	(632,639)		(1,305,315)		$(7,011,418)		$(12,743,158)

Class R
Shares sold	967		402		$9,253		$3,588

Shares issued in reinvestment of dividends and distributions	– 0	–	15		– 0	–	125

Shares redeemed	(95)		(26)		(933)		(180)

Net increase	872		391		$8,320		$3,533

Class K
Shares sold	5,600		52,900		$47,338		$627,544

Shares issued in reinvestment of dividends and distributions	– 0	–	1,275		– 0	–	10,416

Shares redeemed	(11,396)		(2,078)		(109,868)		(21,161)

Net increase (decrease)	(5,796)		52,097		$(62,530)		$616,799

Class I
Shares sold	– 0	–	695,646	$	– 0	–	$6,986,040

Shares issued in reinvestment of dividends and distributions	– 0	–	13,395		– 0	–	110,111

Shares redeemed	– 0	–	(755,664)		– 0	–	(6,007,560)

Net increase (decrease)	– 0	–	(46,623)	$	– 0	–	$1,088,591

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

32	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2009.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ending June 30, 2009 and June 30, 2008 was as follows:

	2009			2008
Distributions paid from:
Ordinary income	$	– 0	–	$1,302,423
Net long-term capital gains		1,523,238		13,720,748

Total distributions paid		$1,523,238		$15,023,171

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	33

Notes to Financial Statements

As of June 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(48,716,190)	(a)
Unrealized appreciation/(depreciation)	(3,276,736	)(b)

Total accumulated earnings/(deficit)	$(51,992,926)

(a)

On June 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $26,011,024 of which $26,011,024 expires in the year 2017. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2009, the Fund deferred to July 1, 2009 post-October capital losses of $22,705,166.

(b)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of Passive Foreign Investment Company (“PFIC”), the tax treatment of partnerships, and the tax treatment of derivatives.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004

34	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

(“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 26, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	35

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2009 (unaudited)		Year Ended June 30,
			2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 8.58		$ 15.22		$ 18.71		$ 16.73		$ 14.47		$ 13.23

Income From Investment Operations
Net investment income (loss)(a)(b)	.00	(c)	.02		.00	(c)	.03		.03		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.13		(6.43)		(1.76)		2.94		2.73		1.35
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	2.13		(6.41)		(1.76)		2.97		2.76		1.33

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.03)		– 0	–	– 0	–	– 0	–(c)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.23)		(1.70)		(.99)		(.50)		(.09)

Total dividends and distributions	– 0	–	(.23)		(1.73)		(.99)		(.50)		(.09)

Net asset value, end of period	$ 10.71		$ 8.58		$ 15.22		$ 18.71		$ 16.73		$ 14.47

Total Return
Total investment return based on net asset value(d)	24.83%		(42.06)%		(10.79)%		18.37%		19.25%		10.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,572		$3,824		$54,084		$58,325		$50,432		$33,944
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.50	%(e)	1.50%		1.49%		1.50%		1.50	%(g)	1.50%
Expenses, before waivers/ reimbursements	2.22	%(e)	1.75%		1.52%		1.61%		1.93	%(g)	2.51%
Net investment income (loss)(b)	(.05	)%(e)	.16%		.00	%(f)	.14%		.18	%(g)	(.15)%
Portfolio turnover rate	53%		117%		97%		80%		79%		66%

See footnote summary on page 43.

36	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended December 31, 2009 (unaudited)	Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 8.14	$ 14.53	$ 18.02	$ 16.26	$ 14.17	$ 13.04

Income From Investment Operations
Net investment loss(a)(b)	(.04)	(.02)	(.13)	(.10)	(.05)	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.02	(6.14)	(1.66)	2.85	2.64	1.31
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.98	(6.16)	(1.79)	2.75	2.59	1.22

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.23)	(1.70)	(.99)	(.50)	(.09)

Net asset value, end of period	$ 10.12	$ 8.14	$ 14.53	$ 18.02	$ 16.26	$ 14.17

Total Return
Total investment return based on net asset value(d)	24.32%	(42.34)%	(11.38)%	17.53%	18.44%	9.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,013	$746	$2,083	$2,779	$2,726	$641
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.20	%(e)	2.20%	2.20%	2.20%	2.20	%(g)	2.20%
Expenses, before waivers/ reimbursements	3.01	%(e)	2.84%	2.28%	2.36%	2.60	%(g)	3.44%
Net investment loss(b)	(.74	)%(e)	(.16)%	(.75)%	(.58)%	(.33	)%(g)	(.67)%
Portfolio turnover rate	53%	117%	97%	80%	79%	66%

See footnote summary on page 43.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	37

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2009 (unaudited)	Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.13	$14.51	$18.02	$16.26	$14.17	$13.04

Income From Investment Operations
Net investment loss(a)(b)	(.04)	(.01)	(.12)	(.10)	(.05)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.02	(6.14)	(1.69)	2.85	2.64	1.33
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.98	(6.15)	(1.81)	2.75	2.59	1.22

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.23)	(1.70)	(.99)	(.50)	(.09)

Net asset value, end of period	$ 10.11	$ 8.13	$ 14.51	$ 18.02	$ 16.26	$ 14.17

Total Return
Total investment return based on net asset value(d)	24.35%	(42.33)%	(11.51)%	17.53%	18.44%	9.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,681	$1,513	$2,908	$3,280	$3,266	$934
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.20	%(e)	2.20%	2.20%	2.20%	2.20	%(g)	2.20%
Expenses, before waivers/ reimbursements	2.94	%(e)	2.82%	2.23%	2.32%	2.59	%(g)	3.28%
Net investment loss(b)	(.75	)%(e)	(.08)%	(.72)%	(.60)%	(.30	)%(g)	(.80)%
Portfolio turnover rate	53%	117%	97%	80%	79%	66%

See footnote summary on page 43.

38	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2009 (unaudited)	Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 8.72	$ 15.40	$ 18.91	$ 16.89	$ 14.56	$ 13.27

Income From Investment Operations
Net investment income(a)(b)	.01	.08	.06	.09	.11	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.17	(6.53)	(1.78)	2.97	2.72	1.36
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	2.18	(6.45)	(1.72)	3.06	2.83	1.38

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.09)	(.05)	– 0	–	– 0	–(c)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.23)	(1.70)	(.99)	(.50)	(.09)

Total dividends and distributions	– 0	–	(.23)	(1.79)	(1.04)	(.50)	(.09)

Net asset value, end of period	$ 10.90	$ 8.72	$ 15.40	$ 18.91	$ 16.89	$ 14.56

Total Return
Total investment return based on net asset value(d)	25.00%	(41.82)%	(10.52)%	18.75%	19.61%	10.43%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$44,972	$41,490	$93,375	$94,843	$68,427	$26,104
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.20	%(e)	1.20%	1.18%	1.20%	1.20	%(g)	1.20%
Expenses, before waivers/ reimbursements	1.91	%(e)	1.73%	1.21%	1.30%	1.58	%(g)	2.18%
Net investment income(b)	.24	%(e)	.88%	.34%	.50%	.67	%(g)	.13%
Portfolio turnover rate	53%	117%	97%	80%	79%	66%

See footnote summary on page 43.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	39

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2009 (unaudited)	Year Ended June 30,	September 1, 2004(h) to June 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 8.53	$ 15.12	$ 18.60	$ 16.68	$ 14.44	$ 12.72

Income From Investment Operations
Net investment income (loss)(a)(b)	(.01)	.05	(.03)	– 0 –	(.01)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.12	(6.41)	(1.75)	2.91	2.75	1.85
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	2.11	(6.36)	(1.78)	2.91	2.74	1.81

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(.23)	(1.70)	(.99)	(.50)	(.09)

Total dividends and distributions	– 0	–	(.23)	(1.70)	(.99)	(.50)	(.09)

Net asset value, end of period	$ 10.64	$ 8.53	$ 15.12	$ 18.60	$ 16.68	$ 14.44

Total Return
Total investment return based on net asset value(d)	24.74%	(42.01)%	(10.94)%	18.06%	19.14%	14.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22	$10	$13	$12	$7	$6
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.70	%(e)	1.70%	1.68%	1.70%	1.70	%(g)	1.70	%(e)
Expenses, before waivers/reimbursements	2.39	%(e)	2.24%	1.71%	1.82%	2.41	%(g)	2.76	%(e)
Net investment income (loss)(b)	(.25	)%(e)	.51%	(.17)%	.00	%(f)	(.04	)%(g)	(.31	)%(e)
Portfolio turnover rate	53%	117%	97%	80%	79%	66%

See footnote summary on page 43.

40	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2009 (unaudited)	Year Ended June 30,	March 1, 2005(h) to June 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 8.61	$ 15.24	$ 18.74	$ 16.74	$ 14.47	$ 14.52

Income From Investment Operations
Net investment income (loss)(a)(b)	(.00	)(c)	.08	.02	.12	.03	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.14	(6.48)	(1.78)	2.87	2.74	(.08)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	–0	–(c)	–0	–

Net increase (decrease) in net asset value from operations	2.14	(6.40)	(1.76)	2.99	2.77	(.05)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.04)	–0	–	–0	–	–0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.23)	(1.70)	(.99)	(.50)	– 0	–

Total dividends and distributions	– 0	–	(.23)	(1.74)	(.99)	(.50)	– 0	–

Net asset value, end of period	$ 10.75	$ 8.61	$ 15.24	$ 18.74	$ 16.74	$ 14.47

Total Return
Total investment return based on net asset value(d)	24.85%	(41.93)%	(10.77)%	18.49%	19.32%	(.34)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$695	$606	$279	$83	$12	$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.45	%(e)	1.45%	1.45%	1.45%	1.45	%(g)	1.45	%(e)
Expenses, before waivers/ reimbursements	2.15	%(e)	2.03%	1.57%	1.59%	2.09	%(g)	3.10	%(e)
Net investment income (loss)(b)	(.00	)%(e) (f)	.83%	.15%	.70%	.20	%(g)	.54	%(e)
Portfolio turnover rate	53%	117%	97%	80%	79%	66%

See footnote summary on page 43.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	41

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2009 (unaudited)	Year Ended June 30,	March 1, 2005(h) to June 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 8.68	$ 15.32	$ 18.81	$ 16.80	$ 14.48	$ 14.52

Income From Investment Operations
Net investment income (loss)(a)(b)	.01	.10	(.01)	.08	.07	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.16	(6.51)	(1.69)	2.96	2.75	(.08)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	2.17	(6.41)	(1.70)	3.04	2.82	(.04)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.09)	(.04)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.23)	(1.70)	(.99)	(.50)	– 0	–

Total dividends and distributions	– 0	–	(.23)	(1.79)	(1.03)	(.50)	– 0	–

Net asset value, end of period	$ 10.85	$ 8.68	$ 15.32	$ 18.81	$ 16.80	$ 14.48

Total Return
Total investment return based on net asset value(d)	25.00%	(41.78	) %	(10.44	) %	18.74%	19.65%	(.28	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8	$6	$725	$13	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.20	%(e)	1.20%	1.20%	1.20%	1.20	%(g)	1.20	%(e)
Expenses, before waivers/ reimbursements	1.79	%(e)	1.84%	1.83%	1.26%	1.76	%(g)	2.85	%(e)
Net investment income (loss)(b)	.23	%(e)	1.02%	(.13)%	.44%	.45	%(g)	.79	%(e)
Portfolio turnover rate	53%	117%	97%	80%	79%	66%

See footnote summary on page 43.

42	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Amount is less than 0.005%.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Commencement of distributions.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	43

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

William A. Johnston(2), Vice President

Steven A. Nussbaum(2), Senior Vice President

David G. Robinson(2), Vice President

James Ross, Vice President

Robert W. Scheetz, Vice President

Lisa A. Shalett, Senior Vice President

Jane E. Schneirov(2), Vice President

Christopher M. Toub, Vice President

Paul A. Vogel(2), Vice President

Janet A. Walsh(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen Woetzel, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water St.

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the AllianceBernstein Global Growth Fund are made by the Adviser’s Global Growth senior sector analysts, with oversight by the Adviser’s Global Growth Portfolio Oversight Group. The Adviser’s Global Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Growth senior sector analysts, is responsible for determining the market sectors into which the Fund invests and the percentage allocation into each sector. The senior sector analysts include: William A. Johnston, Steven A. Nussbaum, David G. Robinson, Jane E. Schneirov, Paul A. Vogel and Janet A. Walsh.

44	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Prior to November 3, 2008, the Fund was known as Global Research Growth Fund, Inc. Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	45

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$42.7	Global Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $104,500 (0.08% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:4

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5] (12/31/08)		Fiscal Year End
Global Growth Fund, Inc.[6]	Advisor Class A Class B Class C Class R Class K Class I	1.20 1.50 2.20 2.20 1.70 1.45 1.20	% % % % % % %	1.66 1.67 2.74 2.75 2.16 1.97 1.95	% % % % % % %	June 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institu-

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

6	The stated caps were implemented on February 2, 2004 with respect to Advisor Class, Class A, Class B, and Class C shares and on September 1, 2004 (inception date of Class R) with respect to Class R shares. Prior thereto, with respect to Advisory Class, Class A, Class B and Class C shares, the caps were 1.40%, 1.70%, 2.40% and 2.40%, respectively.

46	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

tional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	47

Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Growth Fund, Inc.	$42.7	Global Growth Schedule 80 bp on 1st $25 m 60 bp on next $25 m 50 bp on next $50 m 40 bp on the balance Minimum account size $50 m	0.717%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Growth Trends Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Growth Trends Portfolio
Class A	1.70%
Class I (Institutional)	0.90%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Funds are as follows:

Fund	ITM Mutual Fund	Fee
Global Growth Fund, Inc.	AllianceBernstein Global Research Growth[8]	0.30%	[9]

	Alliance Global Growth Opportunities H, 1, 2[8]	0.75%

	Alliance Global Growth Opportunities 3, (DC & VA)	0.85%

8	This ITM fund is privately placed or institutional.

9	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

48	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Global Growth Fund, Inc.[13]	0.750	0.850	5/12

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that effectively reduce the actual management fee.

13	The Fund’s EG includes the Fund, three other Global Large-Cap Growth Funds (“GLCG”), five Global Multi-Cap Growth Funds (“GMLG”) and three Global Multi-Cap Core Funds (“GMLC”).

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	49

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.15 It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Growth Fund, Inc.[18]	1.488	1.502	6/12	1.459	23/41

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

17	Most recently completed fiscal year end Class A total expense ratio.

18	The Fund’s EU includes the Fund, EG and all other GLCG, GMLG and GMLC funds. Excluding outliers.

50	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $12,507, $234,017 and $4,184 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $32,295 in fees from the Fund.19

19	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $1,542 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	51

The Portfolio may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	The Deli study was originally published in 2002 based on 1997 data.

52	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended January 31, 2009.25

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-53.96	-42.20	-42.58	4/4	15/15
3 year	-20.13	-12.45	-13.55	4/4	13/13
5 year	-7.18	-1.95	-2.20	3/3	10/10

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

24	The Fund’s PG and PU are not identical to the Fund’s EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	53

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)26 versus its benchmark.27 Fund and benchmark volatility and reward-to variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending January 31, 2009 Annualized Performance
				Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe (%)
Global Growth Fund, Inc.	-53.96	-20.13	-7.18	-0.54	18.52	-0.47	5
MSCI World Index (Net)	-41.43	-12.15	-2.63	3.01	14.83	-0.31	5
MSCI World Growth (Net)	-39.68	-11.34	-2.82	2.61	N/A	N/A	N/A
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

26	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

27	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

28	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

54	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	55

AllianceBernstein Family of Funds

NOTES

56	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GG-0152-1209

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Growth Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date:	February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date:	February 26, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	February 26, 2010